                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                        Nexstar Finance Holdings, L.L.C.
                         Nexstar Finance Holdings, Inc.
                                   as Issuers

                                  $130,000,000

                     11.375% Senior Discount Notes due 2013

                               Purchase Agreement

                           dated as of March 18, 2003

                         Banc of America Securities LLC
                             Bear Stearns & Co. Inc.

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                                Table of Contents

SECTION 1.        Representations and Warranties.........................................................2
   (a)   No Registration Required........................................................................2
   (b)   No Integration of Offerings or General Solicitation.............................................2
   (c)   Eligibility for Resale under Rule 144A..........................................................3
   (d)   The Offering Memorandum.........................................................................3
   (e)   The Purchase Agreement..........................................................................3
   (f)   The Registration Rights Agreement...............................................................3
   (g)   Authorization of the Notes and the Exchange Notes...............................................4
   (h)   Authorization of the Indenture..................................................................4
   (i)   Description of the Notes and the Indenture......................................................4
   (j)   No Material Adverse Change......................................................................4
   (k)   Independent Accountants.........................................................................5
   (l)   Preparation of the Financial Statements.........................................................5
   (m)   Incorporation and Good Standing of the Company and its Subsidiaries.............................5
   (n)   Capitalization..................................................................................6
   (o)   Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required......6
   (p)   No Material Actions or Proceedings..............................................................6
   (q)   Intellectual Property Rights....................................................................7
   (r)   All Necessary Permits, etc......................................................................7
   (s)   FCC Licenses....................................................................................7
   (t)   Condition of Stations...........................................................................8
   (u)   Title to Properties.............................................................................8
   (v)   Tax Law Compliance..............................................................................8
   (w)   Company Not an "Investment Company".............................................................9
   (x)   Insurance.......................................................................................9
   (y)   No Price Stabilization or Manipulation..........................................................9
   (z)   Company's Accounting System.....................................................................9
   (aa)  ERISA Compliance................................................................................9
   (bb)  Regulation S...................................................................................10
SECTION 2.        Purchase, Sale and Delivery of the Notes..............................................10
   (a)   The Notes......................................................................................10
   (b)   The Closing Date...............................................................................10
   (c)   Delivery of the Notes..........................................................................11
   (d)   Delivery of Offering Memorandum to the Initial Purchasers......................................11
   (e)   Initial Purchaser as Qualified Purchaser.......................................................12
   (f)   Resale of Notes................................................................................12
SECTION 3.        Additional Covenants..................................................................12
   (a)   Initial Purchasers' Review of Proposed Amendments and Supplements..............................12
   (b)   Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.........12
   (c)   Copies of the Offering Memorandum..............................................................13
   (d)   Blue Sky Compliance............................................................................13
   (e)   Use of Proceeds................................................................................13
   (f)   The Depositary.................................................................................13
   (g)   Additional Issuer Information..................................................................13
   (h)   Future Reports to the Initial Purchasers.......................................................14
   (i)   No Integration.................................................................................14
   (j)   Legended Notes.................................................................................14
   (k)   PORTAL.........................................................................................14
SECTION 4.        Payment of Expenses...................................................................14
SECTION 5.        Conditions of the Obligations of the Initial Purchasers...............................15
   (a)   Accountants' Comfort Letter....................................................................15

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


   (b)   No Material Adverse Change or Ratings Agency Change............................................15
   (c)   Financial Information..........................................................................16
   (d)   Opinion of Counsel for the Company.............................................................16
   (e)   Opinion of Regulatory Counsel for the Company..................................................16
   (f)   Opinion of Counsel for the Initial Purchasers..................................................16
   (g)   Officers' Certificate..........................................................................16
   (h)   PORTAL Listing.................................................................................16
   (i)   Registration Rights Agreement..................................................................17
   (j)   Indenture......................................................................................17
   (k)   Additional Documents...........................................................................17
SECTION 6.        Reimbursement of Initial Purchasers' Expenses.........................................17
SECTION 7.        Offer, Sale and Resale Procedures.....................................................17
SECTION 8.        Indemnification.......................................................................18
   (a)   Indemnification of the Initial Purchaser.......................................................18
   (b)   Indemnification of the Company, its Directors and Officers.....................................19
   (c)   Notifications and Other Indemnification Procedures.............................................20
   (d)   Settlements....................................................................................20
SECTION 9.        Contribution..........................................................................21
SECTION 10.       Termination of this Agreement.........................................................22
SECTION 11.       Representations and Indemnities to Survive Delivery...................................22
SECTION 12.       Notices...............................................................................23
SECTION 13.       Successors............................................................................23
SECTION 14.       Partial Unenforceability..............................................................24
SECTION 15.       Governing Law Provisions..............................................................24
SECTION 16.       Consent to Jurisdiction...............................................................24
SECTION 17.       Default of One or More of the Several Initial Purchasers..............................24
SECTION 18.       General Provisions....................................................................25

                               PURCHASE AGREEMENT

                                                                  March 18, 2003

BANC OF AMERICA SECURITIES LLC
BEAR STEARNS & CO. INC.
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street, 31st Floor
New York, New York 10019

Ladies and Gentlemen:

                  Nexstar Finance Holdings, L.L.C., a Delaware limited liability company, and Nexstar Finance Holdings, Inc., a Delaware corporation (together, the "Company"), propose to issue and sell to the several Initial Purchasers named in Schedule I (the "Initial Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule I of the Company's 11.375% Senior Discount Notes due 2013 (the "Notes"). Banc of America LLC has agreed to act as the lead Initial Purchaser in connection with the offering and the sale of the Notes.

                  The Notes will be issued pursuant to an indenture, to be dated as of the Closing Date (as defined below) (the "Indenture"), among the Company, Mission Broadcasting, Inc. ("Mission") and United States Trust Company of New York, as trustee (the "Trustee"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary").

                  The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of Closing Date (the "Registration Rights Agreement"), among the Company and the Initial Purchasers, pursuant to which the Company will agree to file, within 90 days after the Closing Date, a registration statement with the Commission registering the Exchange Notes (as defined below) under the Securities Act.

                  The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and to be set forth in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Notes are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (as amended, the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. The terms of the Notes and the Indenture will require that investors that acquire Notes expressly agree that Notes may only be resold or otherwise transferred, after the date hereof, if such Notes are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulations S ("Regulation S") thereunder). The terms of the Notes and the Indenture will require that investors that acquire Notes expressly agree that Notes, may only be resold or otherwise transferred, after the date hereof, if such Notes are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A or Regulation S ("Regulation S") thereunder).

                  The Company will prepare on or before two business days prior to the Closing Date, and deliver to the Initial Purchasers, copies of the Offering Memorandum describing the terms of the Notes, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Notes. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, to be dated on or before such date, including amendments or supplements thereto, any exhibits thereto, in the most recent form that will be prepared and delivered by the Company to the Initial Purchasers in connection with its solicitation of offers to purchase Notes. Such Offering Memorandum shall provide the information described in Section 2(d) hereof and otherwise in form and substance reasonably acceptable to the Initial Purchasers. Further, any reference to the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Company's prior to the completion of the distribution of the Notes.

                  The Company hereby confirms its agreement with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties. The Company hereby represents, warrants and covenants to each Initial Purchaser on the date hereof, on the date of delivery of the Offering Memorandum and on the Closing Date, as follows:

         (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Notes under the Securities Act or, until such time as the Exchange Notes are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

         (b) No Integration of Offerings or General Solicitation. The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, nor will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Notes in a manner that would require any of the Notes to be registered under the Securities Act. The Company, its affiliates as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate"), or any person acting on its behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has not engaged or will not engage, in connection with the offering of the Notes, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Notes sold in reliance upon Regulation S, the Company or its Affiliates or any person acting on its behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has not engaged or will not engage in any directed selling efforts within the meaning of Regulation S.

         (c) Eligibility for Resale under Rule 144A. The Notes are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

         (d) The Offering Memorandum. The Offering Memorandum, as of its date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum. The Offering Memorandum, as of its date, will contain all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed or will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Notes, any offering material in connection with the offering and sale of the Notes other than the Offering Memorandum.

         (e) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

         (f) The Registration Rights Agreement. At the Closing Date, the Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

         (g)      Authorization of the Notes and the Exchange Notes.

                  (i) The Notes to be purchased by the Initial Purchasers from the Company will be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and at the Closing Date the Indenture will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

                  (ii) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

         (h) Authorization of the Indenture. The Indenture has been duly authorized by the Company, and, at the Closing Date, will have been duly executed and delivered by the Company, and will, when executed by the Trustee, constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (i) Description of the Notes and the Indenture. The Notes, the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto to be contained in the Offering Memorandum.

         (j) No Material Adverse Change. Except as otherwise will be disclosed in the Offering Memorandum, subsequent to the respective dates as of which information will be given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company or its subsidiaries (any such change is called a "Material Adverse Change"); (ii) none of the Company or its subsidiaries have incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company, its subsidiaries on any class of capital stock or repurchase or redemption by the Company, or its subsidiaries of any class of capital stock.

         (k) Independent Accountants. PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") and KPMG LLP ("KPMG"), who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

         (l) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, to be included in the Offering Memorandum will present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data to be set forth in the Offering Memorandum under the captions "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma consolidated, condensed financial statements of the Company and its subsidiaries and the related notes thereto included under the caption "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data", "Unaudited Pro Forma Consolidated Financial Statements" and elsewhere in the Offering Memorandum will present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, except that Adjusted EBITDA and broadcast cash flow are not within the scope of the Commission's guidelines, and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (m) Incorporation and Good Standing of the Company and its Subsidiaries. The Company and its subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement, the Notes, the Exchange Notes and the Indenture. The Company and its subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or LLC interests, as applicable, of the Company and each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule II hereto.

         (n) Capitalization. At December 31, 2002, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Notes pursuant hereto, the Company would have an authorized and outstanding capitalization to be set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans to be described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum).

         (o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company, and each of its subsidiaries, is not in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's $50.0 million, seven-year revolving credit facility, $130.0 million, eight-year term loan facility, and Mission's $55.0 million, eight-year term credit facility and $30.0 million, seven-year revolving credit facility), or to which any of the property or assets of the Company, and each of its subsidiaries, is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance, as applicable, of this Agreement, the Registration Rights Agreement and the Indenture, and the issuance and delivery of the Notes or the Exchange Notes and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) has been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws or operation agreement, as applicable, of any of the Company or its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company or its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance, as applicable, of this Agreement, the Registration Rights Agreement or the Indenture, or the issuance and delivery of the Notes or the Exchange Notes or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the obligations under the Registration Rights Agreement.

         (p) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting any of the Company or its subsidiaries, which has as the subject thereof any property owned or leased by the Company or any of its subsidiaries, where in any such case there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or any such subsidiary and any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company's or its subsidiaries, exists or, to the best of the Company's knowledge, is threatened or imminent.

         (q) Intellectual Property Rights. Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries, or Mission, own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Company or any of its subsidiaries, or Mission, has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

         (r) All Necessary Permits, etc. Each of the Company and its subsidiaries possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (s)      FCC Licenses.

                  (i) The Company or its respective subsidiaries, or Mission, hold such validly issued Federal Communications Commission ("FCC") licenses and authorizations as are necessary to operate their respective television stations, which are listed on Schedule III (the

"Stations"), as they are currently operated (collectively, the "FCC Licenses"), and each such FCC License is in full force and effect. The FCC Licenses of the Company or its subsidiaries, or Mission, are listed on Schedule III, and each of such FCC Licenses has the expiration date indicated on Schedule III.

                  (ii) The Company has no knowledge of any condition imposed by the FCC as part of any FCC License, which condition is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act").

                  (iii) No proceedings are pending or are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change and proceedings affecting the television broadcasting industry in general.

                  (iv) All reports, applications and other documents required to be filed by the Company and its respective subsidiaries, or Mission, with the FCC with respect to the Stations have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to result in a Material Adverse Change, and the Company has no knowledge of any matters that could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on the Company or any of its subsidiaries, or Mission, of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station's authorization to operate as currently authorized under the Communications Act and the policies, rules and regulations of the FCC.

                  (v) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations.

         (t) Condition of Stations. All of the material properties, equipment and systems of the Company or its subsidiaries, or Mission, and the Stations owned and/or operated by them are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in condition which is sufficient for the operation thereof in accordance with past practice of the Station in question and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority including without limitation the FCC and (b) any FCC License, in each case except where such noncompliance could not reasonably be expected to result in a Material Adverse Change.

         (u) Title to Properties. The Company and each of its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1 above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         (v) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and any of its consolidated subsidiaries has not been finally determined.

         (w) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). No Company is, or after receipt of payment for the Notes will be, an "investment company" within the meaning of Investment Company Act, and the Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (x) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it they any of its subsidiaries will not be able (i) to renew their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not result in a Material Adverse Change. None of the Company or any of its subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

         (y) No Price Stabilization or Manipulation. The Company has not taken or will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

         (z) Company's Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (aa) ERISA Compliance. Except as otherwise will be disclosed in the Offering Memorandum, the Company, its subsidiaries and any "employee benefit plan" (as defined under ERISA) established or maintained by the Company or its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company or its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Company, its respective subsidiaries or any of their ERISA Affiliates have incurred or reasonably expect to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (bb) Regulation S. The Company and its Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Company is a "reporting issuer", as defined in Rule 902 under the Securities Act.

                  Any certificate signed by an officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters set forth therein.

SECTION 2.        PURCHASE, SALE AND DELIVERY OF THE NOTES.

         (a) The Notes. The Company agrees to issue and sell to the several Initial Purchasers, severally and not jointly, all of the Notes upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agrees, to purchase from the Company the number of Notes set forth opposite their names on Schedule I, at a purchase price equal to 57.442% of the principal amount thereof payable on the Closing Date.

         (b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York (or such other place as may be agreed to by the Company and the Initial Purchaser) at 9:00 a.m. New York City time, on March 27, 2003 or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

         (c) Delivery of the Notes. The Company shall deliver, or cause to be delivered, to the Initial Purchaser certificates for the Notes on the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchaser may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchaser.

         (d)      Delivery of Offering Memorandum to the Initial Purchasers.

                  (i) Not later than 12:00 noon on Thursday, March 27, 2003, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request. Such Offering Memorandum shall be in form and substance reasonably acceptable to the Initial Purchasers.

                  (ii) By the Closing Date, the Company shall include in the Offering Memorandum (i) with the financial and other data set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" a discussion of the financial condition, changes in financial position and results of operation of the Company and its subsidiaries based on the audited consolidated financial statements of the Company for the year ended December 31, 2002 consistent with past practice of the Company and in compliance with Item 303 of Regulation S-K under the Securities Act; (ii) the audited consolidated financial statements of the Company for the year ended December 31, 2002; (iii) the audited financial statements of United Broadcasting Corporation and Morris Network of Alabama, Inc. (the "Morris Group") for the year ended September 30, 2002; and (iv) pro forma financial information computed on a basis consistent with the audited historical consolidated financial statements of the Company, prepared using reasonable assumptions and containing such appropriate adjustments to give effect to the transactions or circumstances referred to therein and in form and substance reasonably acceptable to the Initial Purchasers.

                  (iii) The Company will as soon as possible after the date hereof inform the Initial Purchasers (i) if PricewaterhouseCoopers informs either of them of any matters that may give rise to a qualification or modification to its audit report for consolidated financial statement of the Company for the year ended December 31, 2002; or (ii) if PricewaterhouseCoopers informs either of them that PricewaterhouseCoopers is not or may not be in a position to issue an unqualified or unmodified audit opinion for consolidated financial statement of the Company for the year ended December 31, 2002.

                  (iv) On the Closing Date, the Initial Purchaser shall have received a copy, certified a true copy by an officer of the Company, of the audited consolidated financial statements of the Company for the year ended December 31, 2002 containing an audit opinion of PricewaterhouseCoopers, without qualification, stating that such financial statements present fairly, in all material respects, the financial position of the Company and its subsidiaries and were produced in conformity with accounting principles generally acceptable in the United States of America.

         (e) Initial Purchaser as Qualified Purchaser. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a Qualified

Institutional Buyer within the meaning of Rule 144A ("Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501 under the Securities Act.

         (f) Resale of Notes. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with the Company that such Initial Purchaser will make offers of the Notes purchased hereunder on the terms set forth in the Offering Memorandum solely to (i) persons whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers, and (ii) persons permitted to purchase the Notes in offshore transactions in reliance upon Regulation S under the Securities Act (such persons specified in clauses
(i) and (ii) are the Subsequent Purchasers referred to herein).

SECTION 3. Additional Covenants. The Company further covenants and agrees with the Initial Purchasers as follows:

         (a) Initial Purchasers' Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

         (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, prior to the completion of the placement of the Notes by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

                  Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Notes are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of its affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and the information required to be provided to the Trustee pursuant to the Indenture.

                  The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

         (c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as it shall have reasonably requested.

         (d) Blue Sky Compliance. The Company shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Notes for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Notes sold by it in the manner to be described under the caption "Use of Proceeds" in the Offering Memorandum.

         (f) The Depositary. The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Notes to be eligible for clearance and settlement through the facilities of the Depositary.

         (g) Additional Issuer Information. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Notes, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Notes and prospective purchasers of Notes information ("Additional Issuer Information") satisfying the requirements of subsection of Rule 144A.

         (h) Future Reports to the Initial Purchasers. For so long as any Exchange Notes remain outstanding, the Company will furnish to Banc of America Securities LLC (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity (or member's equity, as applicable) and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication the Company mailed generally to holders of its capital equity or debt securities (including the holders of the Notes).

         (i) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Notes by the Company to the Initial Purchaser,
(i) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers or (ii) the resale of the

Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A thereunder or otherwise.

         (j) Legended Notes. Each certificate for a Notes, Note or Common Share will bear the respective legend to be contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

         (k) PORTAL. The Company will use its best efforts to cause such Notes to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").

                  Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, all expenses incident to the issuance and delivery of the Notes (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Notes to the Initial Purchaser, (iii) all fees and expenses of the Companys' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture and the Notes, all filing fees, attorneys' fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Notes for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Notes and the Exchange Notes, (vii) any fees payable in connection with the rating of the Notes or the Exchange Notes with the ratings agencies and the listing of the Notes with the PORTAL market, (viii) any filing fees incident to the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Notes or the Exchange Notes, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Notes by the Depositary for "book-entry" transfer, and the performance by the Company of its obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase and pay for the Notes as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

         (a) Accountants' Comfort Letter. On the Closing Date, the Initial Purchasers shall have received from each of PricewaterhouseCoopers, independent public or certified public accountants for the Company, and KPMG, independent public or certified public auditors with respect to the Morris Group, a letter dated such date addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to the Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

         (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

                  (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of any of the Company or its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

         (c) Financial Information. The preliminary financial statements provided by the Company to the Initial Purchasers on the date hereof together with the related schedules and notes, shall not be materially different, in the reasonable judgment of the Initial Purchasers, from the financial statements, together with the related schedules and notes, included in the Offering Memorandum, as of its date.

         (d) Opinion of Counsel for the Company. On the Closing Date, the Initial Purchasers shall have received the favorable opinion of Kirkland & Ellis, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A.

         (e) Opinion of Regulatory Counsel for the Company . On the Closing Date, the Initial Purchasers shall have received the favorable opinions of Drinker Biddle & Reath LLP, special regulatory counsel for the Company, dated as of such Closing Date, substantially in the form attached as Exhibit B.

         (f) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Latham & Watkins, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

         (g) Officers' Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect set forth in subsection (b) (ii) of this Section 5, and further to the effect that:

                  (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

                  (ii) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

                  (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

         (h) PORTAL Listing. At the Closing Date the Notes shall have been designated for trading on the PORTAL market.

         (i) Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement, and the Initial Purchasers shall have received executed counterparts thereof.

         (j) Indenture. The Company, Mission and the Trustee shall have entered into the Indenture, and the Initial Purchasers shall have received an executed copy thereof.

         (k) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Notes as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Notes on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Notes, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Notes:

                  (i) Offers and sales of the Notes will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Notes may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

                  (ii) The Notes will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Notes.

                  (iii) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend:

"THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  Following the sale of the Notes by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by non-Affiliates of the Initial Purchasers.

SECTION 8.        INDEMNIFICATION.

         (a) Indemnification of the Initial Purchaser. The Company agrees to indemnify and hold harmless the Initial Purchaser, its directors, officers and employees, and each person, if any, who controls each Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(ii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iii) any act or failure to act or any alleged act or failure to act by such Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause above; provided that the Company shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for reasonable expenses (including the reasonable fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers for use in the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this
Section 8 shall be in addition to any liabilities that the Company may otherwise have.

         (b) Indemnification of the Company, its Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and each of its respective directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse any the Company or any such director or controlling person for any legal and other expenses reasonably incurred by the Company or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Offering Memorandum (or any amendment or supplement thereto) are the statements referenced on Schedule IV, which Schedule IV shall be attached to this Agreement on the date of the Offering Memorandum and shall be part of this Agreement as if attached to this Agreement on the date hereof); and each Initial Purchaser confirms that such statements are correct. The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

         (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that (i) it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9.        CONTRIBUTION.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes pursuant to this Agreement or (ii) if the allocation provided by clause above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Notes. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

                  Notwithstanding the provisions of this Section 9, the Initial Purchaser shall not be required to contribute any amount in excess of the discount received by the Initial Purchaser in connection with the Notes distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names on Schedule I. For purposes of this Section 9, each director, officer and employee of the Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on any such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any attack on or act of terrorism involving the United States, any declaration of war on or by the United States, outbreak or any escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the reasonable judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Notes in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or the Company or its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company or its subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (A) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 4 and, in the case of clause (iv) above, Section 6 hereof, (B) any Initial Purchaser to the Company, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any of its partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Notes sold hereunder and any termination of this Agreement.

SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

         Banc of America Securities LLC
         9 West 57th Street, 31st Floor
         New York, NY 10019
         Facsimile: 1212-583-8324
         Attention: High Yield Capital Markets

   with a copy to:

         Latham & Watkins
         885 Third Avenue, Suite 1000
         New York, NY 10022
         Facsimile:  1212-751-4864
         Attention:  Gregory Ezring, Esq.

If to the Company:

         Nexstar Finance, L.L.C.
         909 Lake Carolyn Parkway, Suite 1450
         Irving, Texas 75039
         Facsimile:  1972 373 8888
         Attention:  Shirley Green

with a copy to:

         Kirkland & Ellis
         153 East 53rd Street
         New York, NY  10022
         Facsimile:  1212 446-4900
         Attention:  Joshua N. Korff, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Notes as such from the Initial Purchasers merely by reason of such purchase.

SECTION 14. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 16. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Notes to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Notes set forth opposite their respective names on Schedule I bears to the aggregate number of Notes set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Notes and the aggregate number of Notes with respect to which such default occurs exceeds 10% of the aggregate number of Notes to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This

Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                       Very truly yours,

                                       NEXSTAR FINANCE HOLDINGS, L.L.C.
                                       NEXSTAR FINANCE HOLDINGS, INC.

                                       By: _____________________________________
                                           Name: Perry A. Sook
                                           Title: President

                  The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BY:  BANC OF AMERICA SECURITIES LLC
       BEAR STEARNS & CO. INC.

By: _________________________________
     Name:  Daniel J. Kelly
     Title:  Managing Director

                                   SCHEDULE I

                                                            Number of Securities
Initial Purchaser                                             to be Purchased

Banc of America Securities LLC ........................            65,000
Bear Stearns & Co. Inc.................................            65,000

         Total.........................................           130,000

                                   SCHEDULE II
                                  Subsidiaries

Nexstar Finance, L.L.C.
Nexstar Finance, Inc.
Entertainment Realty Corporation
Nexstar Alabama Acquisition, Inc.
Nexstar Arkansas Acquisition, Inc.
Nexstar Management, Inc.
Nexstar Broadcasting of Abilene, L.L.C.
Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.
Nexstar Broadcasting of Champaign, L.L.C.
Nexstar Broadcasting of Erie, L.L.C.
Nexstar Broadcasting of Joplin, L.L.C.
Nexstar Broadcasting of Louisiana, L.L.C.
Nexstar Broadcasting of Midland-Odessa, L.L.C.
Nexstar Broadcasting of the Midwest, Inc.
Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.
Nexstar Broadcasting of Peoria, L.L.C.
Nexstar Broadcasting of Rochester, L.L.C.
Nexstar Broadcasting of Wichita Falls, L.L.C.

                                  SCHEDULE III

             STATIONS LICENSED TO NEXSTAR BROADCASTING GROUP, L.L.C.

                               PORT ARTHUR, TEXAS
         Licensee: Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KBTV-TV     08/01/2006
         (Channel 4, Port Arthur, Texas)
DTV STA                                                   KBTV-DT     05/22/2003
         (Channel 40, Port Arthur, Texas)

TV Intercity Relay                                        KB-98129    08/01/2006
TV Pickup                                                 KD-4600     08/01/2006
TV Pickup                                                 KE-5101     08/01/2006
Auxiliary Remote Pickup                                   KKX215      08/01/2006
TV Studio Transmitter Link                                KLA-89      08/01/2006
TV Pickup                                                 KT-2456     08/01/2006
TV Intercity Relay                                        WLD-443     08/01/2006
TV Intercity Relay                                        WPNG-520    08/01/2006

                              WICHITA FALLS, TEXAS
             Licensee: Nexstar Broadcasting of Wichita Falls, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KFDX-TV     08/01/2006
         (Channel 3, Wichita Falls, Texas)
DTV STA                                                   KFDX-DT     08/13/2003
         (Channel 28, Wichita Falls, Texas)
Auxiliary Low Power System                                BLP00464    08/01/2006
TV Pickup                                                 KB-55270    08/01/2006
Auxiliary Remote Pickup                                   KLB-725     08/01/2006
TV Pickup                                                 KJ-3525     08/01/2006

                                      III-1

                                 MIDLAND, TEXAS
            Licensee: Nexstar Broadcasting of Midland-Odessa, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ---------

TV Broadcast Station License                              KMID        08/01/2006
         (Channel 2, Midland, Texas)
DTV STA                                                   KMID-DT     05/22/2003
         (Channel 26, Midland, Texas)
TV Translator Station License                             K12FM       08/01/2006
TV Pickup                                                 KB-96686    08/01/2006
TV Studio Transmitter Link                                KKR-61      08/01/2006
TV Studio Transmitter Link                                KLB-45      08/01/2006
TV Studio Transmitter Link                                WHG-362     08/01/2006
TV Intercity Relay                                        WLE-628     08/01/2006
TV Intercity Relay                                        WLE-644     08/01/2006
TV Intercity Relay                                        WLF-217     08/01/2006
Weather Radar Station                                     WPMY-327    03/25/2004

                                 ABILENE, TEXAS
                Licensee: Nexstar Broadcasting of Abilene, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ---------

TV Broadcast Station License                              KTAB-TV     08/01/2006
         (Channel 32, Abilene, Texas)
DTV STA                                                   KTAB-DT     06/02/2003
         (Channel 24, Abilene, Texas)
Receive-Only Earth Station                                E8009       11/16/2004
Business Radio                                            KA-51599    04/17/2004
TV Pickup                                                 KS-5717     08/01/2006
Business Radio                                            WGA-708     04/17/2004
TV Studio Transmitter Link                                WGH-906     08/01/2006
Business Radio                                            WZJ-613     04/17/2004

                                      III-2

                                TEXARKANA, TEXAS
               Licensee: Nexstar Broadcasting of Louisiana, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ---------

TV Broadcast Station License                              KTAL-TV     08/01/2006
         (Channel 6, Texarkana, Texas)
DTV Construction Permit                                   KTAL-DT     07/09/2003
         (Channel 15, Texarkana, Texas)
Auxiliary Low Power Station                               BLQ-74      08/01/2006
TV Pickup                                                 KA-88839    08/01/2006
Auxiliary Remote Pickup                                   KLB-589     08/01/2006
Auxiliary Remote Pickup                                   KLB-590     08/01/2006
Auxiliary Remote Pickup                                   KLB-591     08/01/2006
TV Intercity Relay                                        WHB-602     08/01/2006
TV Studio Transmitter Link                                WHB-603     08/01/2006
TV Studio Transmitter Link                                WHB-604     08/01/2006
TV Intercity Relay                                        WLP-781     08/01/2006
TV Intercity Relay                                        WLP-782     08/01/2006

                                      III-3

                           WILKES-BARRE, PENNSYLVANIA
       Licensee: Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WBRE-TV     08/01/2007
         (Channel 28, Wilkes-Barre, Pennsylvania)
DTV STA                                                   WBRE-DT     05/13/2003
         (Channel 11, Wilkes-Barre, Pennsylvania)
TV Translator Station License                             W24BL       07/31/2007
TV Translator Station License                             W30AN       07/31/2007
TV Translator Station License                             W51BP       07/31/2007
TV Translator Station License                             W64AL       07/31/2007
Transmit-Only Earth Station License                       E910642     11/01/2011
Satellite Uplink Truck                                    E020058     05/03/2017
TV Pickup                                                 KA-35201    08/01/2007
TV Pickup                                                 KA-35425    08/01/2007
TV Pickup                                                 KA-74870    08/01/2007
TV Pickup                                                 KC-62824    08/01/2007
Broadcast Auxiliary                                       KF-5726     08/01/2007
R/P Base Mobile System                                    KGU-973     08/01/2007
TV Studio Transmitter Link                                KGH-66      08/01/2007
TV Pickup                                                 KK-4138     08/01/2007
TV Pickup                                                 KL-2535     08/01/2007
TV Pickup                                                 KP-4407     08/01/2007
R/P Base Mobile System                                    KQB-618     08/01/2007
TV Pickup                                                 KR-7688     08/01/2007
TV Pickup                                                 KR-7693     08/01/2007
TV Pickup                                                 KR-7771     08/01/2007
TV Pickup                                                 KS-2001     08/01/2007
TV Pickup                                                 KY-2899     08/01/2007
R/P Mobile                                                KY-5608     08/01/2007
TV Studio Transmitter Link                                KZO-21      08/01/2007
TV Intercity Relay                                        WFW-575     08/01/2007
TV Intercity Relay                                        WGI-290     08/01/2007
TV Intercity Relay                                        WHB-674     08/01/2007
TV Intercity Relay                                        WLI-324     08/01/2007
TV Intercity Relay                                        WLI-325     08/01/2007
TV Intercity Relay                                        WLI-337     08/01/2007

                                      III-4

                               ERIE, PENNSYLVANIA
                 Licensee: Nexstar Broadcasting of Erie, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WJET-TV     08/01/2007
         (Channel 24, Erie, Pennsylvania)
DTV Construction Permit                                   WJET-DT     06/20/2003
         (Channel 58, Erie, Pennsylvania)
         DTV STA Request Accepted for Filing 03/13/2003
Auxiliary TV Broadcast Pickup                             KC-26079    08/01/2007
TV Intercity Relay                                        WPJE-618    08/01/2007
Weather Radar Station                                     WPOZ-488    09/14/2004
R/P Base Mobile System                                    WSM-744     08/01/2007

                               ROCHESTER, NEW YORK
               Licensee: Nexstar Broadcasting of Rochester, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WROC-TV     06/01/2007
         (Channel 8, Rochester, New York)
DTV STA                                                   WROC-DT     05/13/2003
         (Channel 45, Rochester, New York)
Receive-Only Earth Station                                E940506     09/15/2004
Transmit/Receive Earth Station                            E000660     12/12/2010
OFS Microwave                                             WPOU895     08/26/2009
TV Pickup                                                 KA-4851     06/01/2007
TV Intercity Relay                                        KA-6058     06/01/2007
TV Studio Transmitter Link                                KEA-91      06/01/2007
TV Pickup                                                 KR-4704     06/01/2007
TV Pickup                                                 KR-4705     06/01/2007
Auxiliary Remote Pickup                                   WHE-925     06/01/2007
Auxiliary Remote Pickup                                   WHE-926     06/01/2007

                                      III-5

                              ST. JOSEPH, MISSOURI
               Licensee: Nexstar Broadcasting of the Midwest, Inc.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KQTV        02/01/2006
         (Channel 2, St. Joseph, Missouri)
DTV Construction Permit                                   KQTV-DT     06/20/2003
         (Channel 53, St. Joseph, Missouri)
         STA Request Accepted for Filing on 03/17/2003
TV Pickup                                                 KC-26093    02/01/2006
R/P Automatic Relay                                       KQB-577     02/01/2006

                                JOPLIN, MISSOURI
                  Licensee: Nexstar Broadcasting Joplin, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KSNF        02/01/2006
         (Channel 16, Joplin, Missouri)
DTV STA                                                   KSNF-DT     08/13/2003
         (Channel 46, Joplin, Missouri)
TV Pickup                                                 KW-6078     02/01/2006
Business Radio                                            WNKN-977    02/01/2006
Weather Radar Station                                     WPMJ-419    08/12/2003

                                      III-6

                              TERRE HAUTE, INDIANA
               Licensee: Nexstar Broadcasting of the Midwest, Inc.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WTWO        08/01/2005
         (Channel 2, Terre Haute, Indiana)
DTV STA                                                   WTWO-DT     08/27/2003
         (Channel 36, Terre Haute, Indiana)
TV Pickup                                                 KC-26086    08/01/2005
R/P Base Mobile System                                    KLH-391     08/01/2005
Weather Radar Station                                     KVB-629     03/30/2004
Broadcast Auxiliary                                       KW-4107     08/01/2005
TV Pickup                                                 KW-4108     08/01/2005
TV Intercity Relay                                        WHF-306     08/01/2005
TV Intercity Relay                                        WMU-968     08/01/2005
Weather Radar Station                                     WPPH-816    01/06/2005

                              SPRINGFIELD, ILLINOIS
               Licensee: Nexstar Broadcasting of Champaign, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WCFN        12/01/2005
         (Channel 49, Springfield, Illinois)
DTV STA                                                   WCFN-DT     04/09/2003
         (Channel 53, Springfield, Illinois)
TV Studio Transmitter Link                                WLD-973     12/01/2005

                                      III-7

                               CHAMPAIGN, ILLINOIS
               Licensee: Nexstar Broadcasting of Champaign, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WCIA        12/01/2005
         (Channel 3, Champaign, Illinois)
DTV STA                                                   WCIA-DT     04/09/2003
         (Channel 48, Champaign, Illinois)
Transmit-Receive Earth Station                            E920434     07/24/2017
Auxiliary Low Power Station                               BLP00192    12/01/2005
Auxiliary Low Power Station                               BLP00322    12/01/2005
Auxiliary Low Power Station                               BLP00544    12/01/2005
Auxiliary Low Power Station                               BLP00883    12/01/2005
Auxiliary Low Power Station                               BLP00919    12/01/2005
Auxiliary Low Power Station                               BLP01124    12/01/2005
Auxiliary Low Power Station                               BLP01288    12/01/2005
TV Pickup                                                 KA-95317    12/01/2005
Business Radio                                            KAP-730     12/01/2005
TV Pickup                                                 KC-5875     12/01/2005
Auxiliary Remote Pickup                                   KSD-920     12/01/2005
Auxiliary Remote Pickup                                   KSD-921     12/01/2005
TV Studio Transmitter Link                                KSG-35      12/01/2005
TV Intercity Relay                                        KSI-74      12/01/2005
TV Intercity Relay                                        KSI-75      12/01/2005
TV Pickup                                                 KW-6065     12/01/2005
TV Pickup                                                 KW-6066     12/01/2005
TV Pickup                                                 KW-6073     12/01/2005
TV Pickup                                                 KW-6074     12/01/2005
TV Intercity Relay                                        WBJ-983     12/01/2005
TV Intercity Relay                                        WBJ-986     12/01/2005
TV Intercity Relay                                        WBJ-987     12/01/2005
TV Intercity Relay                                        WBJ-988     12/01/2005
TV Intercity Relay                                        WLG-233     12/01/2005
TV Intercity Relay                                        WPNL-408    12/01/2005

                                      III-8

                                PEORIA, ILLINOIS
                Licensee: Nexstar Broadcasting of Peoria, L.L.C.

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              WMBD-TV     12/01/2005
         (Channel 31, Peoria, Illinois)
DTV Construction Permit                                   WMDB-DT     06/20/2003
         (Channel 30, Peoria, Illinois)
TV Pickup                                                 KA-88843    12/01/2005
TV Pickup                                                 KA-88844    12/01/2005
TV Intercity Relay                                        KSI-71      12/01/2005
TV Intercity Relay                                        KSI-72      12/01/2005
TV Intercity Relay                                        KSI-73      12/01/2005
Remote Pick-up                                            KSJ-777     12/01/2005
TV Studio Transmitter Link                                KSK-48      12/01/2005
TV Intercity Relay                                        WBJ-984     12/01/2005
TV Intercity Relay                                        WBJ-985     12/01/2005
TV Intercity Relay                                        WLG-752     12/01/2005
TV Intercity Relay                                        WMV-276     12/01/2005
OFS Microwave                                             WNTX-533    02/08/2010

                                      III-9

                 STATIONS LICENSED TO MISSION BROADCASTING, INC.

                             SCRANTON, PENNSYLVANIA

Facility Type                                        Call Sign   Exp. Date
-------------                                        ---------   ----------
TV Broadcast Station License                         WYOU        08/01/2007
         (Channel 22, Scranton, Pennsylvania)
DTV STA                                              WYOU-DT     05/08/2003
         (Channel 13, Scranton, Pennsylvania)
TV Translator License                                W19AR       08/01/2007
TV Translator License                                W26AT       08/01/2007
TV Translator License                                W54AV       08/01/2007
TV Translator License                                W55AG       08/01/2007
TV Translator License                                W60AH       08/01/2007
TV Translator License                                W66AI       08/01/2007
Auxiliary Low Power                                  BLQ-375     08/01/2007
TV Pickup                                            KA-35173    08/01/2007
TV Pickup                                            KA-35184    08/01/2007
TV Pickup                                            KA-35185    08/01/2007
Auxiliary Remote Pickup                              KB-97161    08/01/2007
TV Studio Transmitter Link                           KGH-69      08/01/2007
TV Intercity Relay                                   KGI-49      08/01/2007
TV Intercity Relay                                   KHC-88      08/01/2007
TV Pickup                                            KO-9753     08/01/2007
Auxiliary Remote Pickup                              KPH-450     08/01/2007
Auxiliary Remote Pickup                              KPJ-719     08/01/2007
Auxiliary Remote Pickup                              KQB-642     08/01/2007
Auxiliary Remote Pickup                              KQB-643     08/01/2007
TV Intercity Relay                                   WFD-523     08/01/2007
TV Studio Transmitter Link                           WLL-212     08/01/2007
TV Intercity Relay                                   WLO-276     08/01/2007
TV Intercity Relay                                   WLO-277     08/01/2007
TV Studio Transmitter Link                           WPNF-884    08/01/2007

                               ERIE, PENNSYLVANIA

Facility Type                                        Call Sign   Exp. Date
-------------                                        ---------   ---------

TV Broadcast Station License                         WFXP        08/01/2007
         (Channel 66, Erie, Pennsylvania)
DTV Construction Permit                              WFXP-DT     Not yet granted
         (Channel 22, Erie, Pennsylvania)
TV Studio Transmitter Link                           WLD-767     08/01/2007

                                     III-10

                              WICHITA FALLS, TEXAS

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KJTL        08/01/2006
         (Channel 18, Wichita Falls, Texas)
DTV STA                                                   KJTL-DT     07/22/2003
         (Channel 15, Wichita Falls, Texas)
LPTV Broadcast Station License                            KJBO-LP     08/01/2006
         (Channel 35, Wichita Falls, Texas)
TV Translator License                                     K47DK       06/01/2006
TV Translator License                                     K53DS       06/01/2006
TV Studio Transmitter Link                                WLD-942     08/01/2006
TV Studio Transmitter Link                                WLJ-748     08/01/2006

                                JOPLIN, MISSOURI

Facility Type                                             Call Sign   Exp. Date
-------------                                             ---------   ----------

TV Broadcast Station License                              KODE-TV     02/01/2006
         (Channel 12, Joplin, Missouri)
DTV STA                                                   KODE-DT     08/13/2002
         (Channel 43, Joplin, Missouri)
TV Pickup                                                 KC62805     02/01/2006
TV Pickup                                                 KM3441      02/01/2006
Remote Pickup                                             KPH932      02/01/2006
TV Pickup                                                 KR7926      02/01/2006
Remote Pickup                                             KTK819      02/01/2006
Weather Radar Station                                     WPFW393     10/25/2004
Business Radio                                            WNEQ599     05/29/2012
Business Radio                                            WNEH385     04/28/2012
Business Radio                                            WNEH386     04/28/2012

                                     III-11

                                   SCHEDULE IV
                         Initial Purchasers Information

                                    EXHIBIT A

                                    EXHIBIT B

                                     ANNEX I

                  Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

                  Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

                  Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Notes were first offered to persons other than "distributors" (as defined in Regulation S) in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

                                                                               1